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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) August 10, 1998
                        All American Food Group, Inc.

                     -------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           New Jersey                                   22-3259558
 -------------------------------                      --------------------
 (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                         Identification No.)

104 New Era Drive, South Plainfield, New Jersey                      07080
-------------------------------------------------------------      -----------
    (Address of Principal Executive Offices)                       (Zip Code)

                                (908) 757-3022

                              -------------------

             (Registrant's telephone number, including area code)

                         ALL AMERICAN FOOD GROUP, INC.


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Item 5. OTHER

     On August 10, 1998 the following changes to the Company's Board of Directors became effective:

            1. John Chitvanni resigned for personal reasons.

            2. Anthony Foster was removed from the Board.

            3. Robert Bagnell and Michael Vizziello were added to the Board.

            4. Tom Lisker was removed and re-appointed to the Board.

     As a result of these actions the Board of Directors now consists of Andrew Thorburn, Tom Lisker, Robert Bagnell and Michael Vizziello.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 21st day of August, 1998.

                          ALL AMERICAN FOOD GROUP, INC.

                        By: /s/ Andrew Thorburn
                           ----------------------------------------
                           Chairman of the Board of Directors,
                           Chief Executive Officer
                           (Principal Executive Officer)

                        By: /s/ Robert Bagnell
                           ----------------------------------------
                           Director and Chief Financial Officer
                           (Principal Financial and Accounting
                           Officer)